UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2006

VEECO INSTRUMENTS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797

(Address of principal executive offices, including zip code)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

On October 19, 2006, Veeco Instruments Inc. (“Veeco”) entered into Indemnification Agreements with (a) each of the members of its board of directors (Edward H. Braun (Chairman and Chief Executive Officer), Richard A. D’Amore, Joel A. Elftmann, Heinz K. Fridrich, Douglas A. Kingsley, Paul R. Low, Roger D. McDaniel, Irwin H. Pfister, Peter J. Simone); (b) each of its executive officers (John K. Bulman, John P. Kiernan, Robert P. Oates, John F. Rein, Jr. and Jeannine P. Sargent); and (c) certain other senior officers (each, an “Indemnified Person”).  The Indemnification Agreements are identical for each of the Indemnified Persons and provide, among other things, that Veeco will indemnify such persons against certain liabilities that may arise by reason of their status or service as directors and/or officers of Veeco and that Veeco will advance expenses incurred as a result of proceedings against them as to which they may be indemnified. The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On October 23, 2006, Veeco issued a press release announcing its financial results for the quarter ended September 30, 2006.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit	Description

10.1	Form of Indemnification Agreement entered into between Veeco Instruments Inc. and each of its directors and executive officers.

99.1	Press release issued by Veeco Instruments Inc. dated October 23, 2006 regarding quarterly financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

October 23, 2006	By:	/s/ Gregory A. Robbins
Gregory A. Robbins
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Indemnification Agreement entered into between Veeco Instruments Inc. and each of its directors and executive officers.

99.1	Press release issued by Veeco Instruments Inc. dated October 23, 2006 regarding quarterly financial results.